DEAN WITTER SHORT-TERM BOND FUND  TWO WORLD TRADE CENTER, NEW YORK, NEW YORK
                                  10048
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1996

DEAR SHAREHOLDER:
The six-month period ended October 31, 1996 was a volatile time for the fixed-income markets. In the spring and early summer, two-year Treasuries rose nearly 40 basis points to 6.43 percent as a result of strong economic growth and the belief that the Federal Reserve Board would raise interest rates to cool an overheating economy. However, from mid-July through early August, they plummeted by as much as 50 basis points following indications that the recent growth surge might be short-lived. This brief rally came to an end by the first week of September as reports showing renewed economic vigor rekindled fears of a more restrictive Federal Reserve Board policy. Most recently, reports showing a subdued economy, a slowdown in the growth of the labor force, and the continued absence of inflationary signs have pushed interest rates erratically lower -- to their lowest levels in over six months. Overall, from April 30 to October 31, 1996, two-year Treasury yields declined 30 basis points to 5.73 percent and five-year Treasury yields declined 34 basis points to 6.07 percent. Three- and six-month Treasuries were essentially unchanged over the period.
PERFORMANCE AND PORTFOLIO
For the six-month period ended October 31, 1996, Dean Witter Short-Term Bond Fund posted a total return of 3.48 percent. During the same period, the Lehman Brothers Short (one- to five-year) Investment Grade Debt Index returned 4.50 percent, the average short investment grade debt fund, as measured by Lipper Analytical Services, returned 3.52 percent, and six-month Treasuries returned
2.90 percent. The Fund's net assets grew by nearly $11 million or approximately 33 percent. Most of this increase is attributable to new and existing shareholders making contributions beginning in August in response to growing expectations that the Federal Reserve Board would not raise short-term rates in the near future.

DEAN WITTER SHORT-TERM BOND FUND
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1996, CONTINUED

Early during the period under review, the Fund reacted to the rise in interest rates by keeping temporary reserves to a minimum and average maturity slightly more than two years. Beginning in August, interest rate volatility prompted the Fund to build cash reserves to slightly more than 10 percent of investable assets. During the autumn rally, with interest rates falling and no sense of easing by the Federal Reserve Board, the Fund reduced its average maturity and duration to 1.84 years and 1.64 years, respectively by October 31. Despite the Fund's adoption of this slightly more conservative strategy, the Fund has retained its current monthly dividend of approximately $0.05 per share.
Adjusted for pending transactions, the Fund maintained approximately 48 percent of holdings in investment-grade corporate bonds, 25 percent in U.S. government bonds, 15 percent in mortgage-backed securities, 10 percent in money market instruments, and 4 percent in non-investment-grade corporate bonds, as of October 31, 1996. With little new issue supply and extremely narrow interest rate differentials between two- to five-year investment-grade corporate bonds and comparable maturity Treasuries, the Fund did not increase exposure to investment-grade corporate bonds. The Fund replaced maturing bonds in this sector with the debt of Fletcher Challenge Financial Inc. During the past six months, the Fund increased commitments, as a percent of this asset class, to Yankee bonds (dollar-denominated bonds issued in the United States by foreign entities) and reduced its commitments to industrials and finance. The Fund's investment-grade corporate holdings had an average rating of "Baa-1" by Moody's Investors Service, Inc. with an average maturity of 2.15 years.
During the past six months, the rise and subsequent fall of interest rates has afforded the Fund the opportunity to increase holdings to both five-year balloon mortgage-backed securities and to U.S. Treasuries. In the current environment, and as market conditions warrant, we will continue to pursue a diversified strategy by purchasing mortgage-backed securities and U.S. Treasuries which enhance both the Fund's current yield and total return potential. As of October 31, 1996, the Fund's U.S. government/mortgage-backed sector consisted of 37 percent mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation (FHLMC), 19 percent U.S. Treasuries and the remaining 44 percent U.S. agency strips.
During the period under review, the Fund's investments were restricted to U.S. dollar-denominated investments. Significantly lower investment yields in Canada combined with the recent strength of the Canadian dollar versus the U.S. dollar caused us to refrain from adding Canadian investments. We continue to avoid exposure to the Mexican peso due to its extreme volatility.

DEAN WITTER SHORT-TERM BOND FUND
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1996, CONTINUED

LOOKING AHEAD
As we enter the final quarter of 1996, the economy appears to be growing moderately with low unemployment and no evidence of inflationary pressure. In this environment, it is unlikely that the Federal Reserve Board will change its current monetary policy. After the second quarter's GDP of nearly 5 percent in which both business and consumers participated, the third quarter's more subdued
2.2 percent growth rate was fueled primarily by capital investment where consumers played a minor role.
However, going into the fourth quarter of 1996, it is believed that consumers are well primed to increase spending. Consumer debt recently declined for the first time in three years while personal savings soared to 5.7 percent of total income and personal income grew by 0.6 percent over each of the past two months. After a sluggish holiday season last year, the currently high consumer confidence level could lead to more spending this year and produce a more robust fourth quarter than anticipated.
While it is unlikely that the Federal Reserve Board will modify policy before year end, they will be sensitive to any excesses that could lead to future pricing pressures. Low unemployment, continued capital spending by business and a strong consumer sector could lead the Federal Reserve Board to become concerned and to raise rates in 1997. We will continue to monitor the consumer as well as other facets of the economy for signs of potential interest rate pressures in either direction.
We appreciate your support of Dean Witter Short-Term Bond Fund and look forward to continuing to serve your investment needs.
Very truly yours,
        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1996 (UNAUDITED)

 PRINCIPAL
 AMOUNT IN                                                    COUPON     MATURITY
 THOUSANDS                                                     RATE        DATE          VALUE
---------------------------------------------------------------------------------------------------
             CORPORATE BONDS (46.3%)
             AUTOMOTIVE - FINANCE (2.3%)
 $   1,000   General Motors Acceptance Corp................      7.75 %    04/15/97  $    1,009,440
                                                                                     --------------
             BANK HOLDING COMPANIES (3.4%)
     1,000   Bankers Trust New York Corp...................      7.25      11/01/96         999,840
       500   Chase Manhattan Corp..........................      7.50      12/01/97         508,665
                                                                                     --------------
                                                                                          1,508,505
                                                                                     --------------
             BANKS (2.3%)
     1,000   ABN Amro Bank, N.V. (Netherlands).............      6.625     10/31/01       1,007,140
                                                                                     --------------
             BANKS - INTERNATIONAL (2.3%)
     1,000   Kansallis-Osake Pankki (Finland)..............      6.125     05/15/98       1,001,490
                                                                                     --------------
             BROKERAGE (2.3%)
     1,000   Lehman Brothers Holdings, Inc.................      7.625     07/15/99       1,027,760
                                                                                     --------------
             COMPUTER EQUIPMENT (1.2%)
       500   Unisys Corp...................................     15.00+     07/01/97         528,750
                                                                                     --------------
             FINANCIAL (5.9%)
       500   Allstate Corp.................................      5.875     06/15/98         499,165
     1,000   Fletcher Challenge Financial Inc..............      9.80      06/15/98       1,057,730
     1,065   International Lease Finance Corp..............      5.75      07/01/98       1,062,508
                                                                                     --------------
                                                                                          2,619,403
                                                                                     --------------
             FINANCIAL SERVICES (1.2%)
       500   Golden West Financial Corp....................      7.875     01/15/02         526,755
                                                                                     --------------
             FOOD DISTRIBUTION (1.2%)
       500   Great Atlantic & Pacific Tea Co., Inc.........      9.125     01/15/98         516,025
                                                                                     --------------
             FOREIGN GOVERNMENT AGENCY (2.3%)
     1,000   Bank of China.................................      6.75      03/15/99       1,006,020
                                                                                     --------------
             INDUSTRIALS (10.1%)
     1,000   Chrysler Corp.................................     10.40      08/01/99       1,032,630
       850   Comdisco, Inc.................................      9.75      01/15/97         856,791
     1,000   Hertz Corp....................................      9.50      05/15/98       1,050,900
       500   MGM Grand Hotels Inc..........................     12.00      05/01/02         540,000
     1,000   Telecommunications, Inc.......................      7.375     02/15/00       1,000,210
                                                                                     --------------
                                                                                          4,480,531
                                                                                     --------------
             TRANSPORTATION (3.0%)
       300   AMR Corp......................................      8.10      11/01/98         310,509
     1,000   Union Pacific Corp............................      7.375     05/15/01       1,031,420
                                                                                     --------------
                                                                                          1,341,929
                                                                                     --------------
             UTILITIES - ELECTRIC (8.8%)
       500   Commonwealth Edison Co........................      6.50      04/15/00         499,040
       529   Commonwealth Edison Co........................      7.625     02/15/03         537,480
       500   Consolidated Edison Co. of N.Y., Inc..........      5.90      12/15/96         500,205

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1996 (UNAUDITED) CONTINUED

 PRINCIPAL
 AMOUNT IN                                                    COUPON     MATURITY
 THOUSANDS                                                     RATE        DATE          VALUE
---------------------------------------------------------------------------------------------------
 $     370   Consumers Power Co............................      8.875%    11/15/99  $      393,647
       500   Long Island Lighting Co.......................      6.25      07/15/01         472,340
     1,000   Ohio Edison Co................................      6.875     09/15/99       1,003,260
       500   Pacific Gas & Electric Co.....................      5.75      12/01/98         495,605
                                                                                     --------------
                                                                                          3,901,577
                                                                                     --------------
             TOTAL CORPORATE BONDS
             (IDENTIFIED COST $20,855,353).........................................      20,475,325
                                                                                     --------------
             U.S. GOVERNMENT & AGENCY OBLIGATIONS (36.1%)
             MORTGAGE-BACKED SECURITIES (13.4%)
                                                                           06/01/98-
       918   Federal Home Loan Mortgage Corp. PC Gold......      6.00      07/01/98         906,792
                                                                           04/01/98-
     5,029   Federal Home Loan Mortgage Corp. PC Gold......      6.50      10/01/01       5,037,240
                                                                                     --------------
                                                                                          5,944,032
                                                                                     --------------
             U.S. GOVERNMENT OBLIGATIONS (16.0%)
                                                                           08/31/97-
     2,000   U.S. Treasury Note............................      6.00      08/15/99       2,006,670
                                                                           09/30/97-
     1,000   U.S. Treasury Note............................      5.75      10/31/98       1,002,370
     3,000   U.S. Treasury Note............................      5.875     11/15/99       3,005,790
     1,000   U.S. Treasury Note............................      7.125     02/29/00       1,034,770
                                                                                     --------------
                                                                                          7,049,600
                                                                                     --------------
             U.S. GOVERNMENT AGENCIES (6.7%)
     2,000   Federal National Mortgage Assoc. Principal
             Strip.........................................     7.56++     12/20/01       1,985,440
     1,000   Resolution Funding Corp.......................      0.00      04/15/97         976,520
                                                                                     --------------
                                                                                          2,961,960
                                                                                     --------------
             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
             (IDENTIFIED COST $15,883,849).........................................      15,955,592
                                                                                     --------------
             SHORT-TERM INVESTMENTS (15.5%)
             U.S. GOVERNMENT AGENCIES (13.2%) (a)
       820   Federal Home Loan Banks.................       5.20          11/06/96         819,408
                                                                          11/01/96-
     3,050   Federal Home Loan Mortgage Corp.........     5.18-5.53       11/13/96       3,045,683
     2,000   Federal National Mortgage Assoc.........       5.19          11/11/96       1,994,810
                                                                                    --------------
             TOTAL U.S. GOVERNMENT AGENCIES
             (AMORTIZED COST $5,859,901)..........................................       5,859,901
                                                                                    --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1996 (UNAUDITED) CONTINUED

 PRINCIPAL
 AMOUNT IN                                                 COUPON        MATURITY
 THOUSANDS                                                  RATE           DATE         VALUE
--------------------------------------------------------------------------------------------------
             REPURCHASE AGREEMENT (2.3%)
 $   1,005   The Bank of New York (dated 10/31/96; proceeds
             $1,005,234; collateralized by $1,092,111
             Federal Home Loan Mortgage Corp, PC Gold 8.50 %
             due 04/01/26 valued at $1,024,186) (Identified
             Cost $1,005,084)...............................      5.375%   11/01/96  $    1,005,084
                                                                                     --------------
             TOTAL SHORT-TERM INVESTMENTS
             (IDENTIFIED COST $6,864,985)..........................................       6,864,985
                                                                                     --------------
TOTAL INVESTMENTS
(IDENTIFIED COST $43,604,188) (B)............       97.9%   43,295,902
OTHER ASSETS IN EXCESS OF LIABILITIES........        2.1       910,278
                                                   -----   -----------
NET ASSETS...................................      100.0%  $44,206,180
                                                   -----   -----------
                                                   -----   -----------

---------------------
PC   Participation Certificate
 +   Adjustable rate. Rate shown is the rate in effect at October 31, 1996.
++ Currently zero coupon bond and will pay interest at the rate shown at a future specified date, unless called on that date.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation was $403,745 and the aggregate gross unrealized depreciation was $712,031, resulting in net unrealized depreciation of $308,286.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM BOND FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996 (UNAUDITED)

ASSETS:
Investments in securities, at value
  (identified cost $43,604,188).............................  $43,295,902
Receivable for:
    Shares of beneficial interest sold......................    3,945,165
    Interest................................................      520,989
Deferred organizational expenses............................       75,929
Prepaid expenses and other assets...........................       36,557
                                                              -----------
     TOTAL ASSETS...........................................   47,874,542
                                                              -----------
LIABILITIES:
Payable for:
    Investments purchased...................................    3,538,797
    Shares of beneficial interest repurchased...............       56,381
    Dividends to shareholders...............................       13,728
    Investment management fee...............................       11,778
Accrued expenses and other payables.........................       47,678
                                                              -----------
     TOTAL LIABILITIES......................................    3,668,362
                                                              -----------
NET ASSETS:
Paid-in-capital.............................................   45,671,259
Net unrealized depreciation.................................     (308,286)
Distributions in excess of net investment income............      (92,120)
Accumulated net realized loss...............................   (1,064,673)
                                                              -----------
     NET ASSETS.............................................  $44,206,180
                                                              -----------
                                                              -----------
NET ASSET VALUE PER SHARE,
  4,625,009 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                    $9.56
                                                              -----------
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM BOND FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED OCTOBER 31, 1996 (UNAUDITED)

NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $1,124,795
                                                              ----------
EXPENSES
Investment management fee...................................     115,294
Professional fees...........................................      34,589
Shareholder reports and notices.............................      25,767
Organizational expenses.....................................      17,443
Transfer agent fees and expenses............................      11,644
Trustees' fees and expenses.................................       8,576
Custodian fees..............................................       5,524
Registration fees...........................................       2,497
Other.......................................................       3,227
                                                              ----------
     TOTAL EXPENSES BEFORE AMOUNTS WAIVED/REIMBURSED........     224,561
     LESS: AMOUNTS WAIVED/REIMBURSED........................     (59,897)
                                                              ----------
     TOTAL EXPENSES AFTER AMOUNTS WAIVED/REIMBURSED.........     164,664
                                                              ----------
     NET INVESTMENT INCOME..................................     960,131
                                                              ----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss...........................................    (134,820)
Net change in unrealized depreciation.......................     285,894
                                                              ----------
     NET GAIN...............................................     151,074
                                                              ----------
NET INCREASE................................................  $1,111,205
                                                              ----------
                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM BOND FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE SIX
                                                                MONTHS ENDED      FOR THE YEAR
                                                              OCTOBER 31, 1996       ENDED
                                                                (UNAUDITED)      APRIL 30, 1996
-----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.......................................    $   960,131       $   2,192,172
Net realized loss...........................................       (134,820)           (183,101)
Net change in unrealized depreciation.......................        285,894             181,886
                                                              ----------------   --------------
     NET INCREASE...........................................      1,111,205           2,190,957
                                                              ----------------   --------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................................     (1,029,372)         (1,542,863)
Paid-in-Capital.............................................       --                  (535,880)
                                                              ----------------   --------------
     TOTAL..................................................     (1,029,372)         (2,078,743)
                                                              ----------------   --------------
Net increase from transactions in shares of beneficial
  interest..................................................     10,946,128           3,248,168
                                                              ----------------   --------------
     NET INCREASE...........................................     11,027,961           3,360,382
NET ASSETS:
Beginning of period.........................................     33,178,219          29,817,837
                                                              ----------------   --------------
     END OF PERIOD
    (INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
    INCOME OF $92,120 AND $22,879, RESPECTIVELY)............    $44,206,180       $  33,178,219
                                                              ----------------   --------------
                                                              ----------------   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES
Dean Witter Short-Term Bond Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income consistent with the preservation of capital. The Fund seeks to achieve its objective by investing in a diversified portfolio of short-term fixed income securities. The Fund was organized as a Massachusetts business trust on October 22, 1993 and commenced operations on January 10, 1994.
The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:
A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluation by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.
B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

DEAN WITTER SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996 (UNAUDITED) CONTINUED

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.
D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.
E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Fund in the amount of approximately $173,000 which has been reimbursed, exclusive of any amounts assumed. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.
2. INVESTMENT MANAGEMENT AGREEMENT
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.70% to the net assets of the Fund determined as of the close of each business day.
Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

DEAN WITTER SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996 (UNAUDITED) CONTINUED

For the period January 1, 1996 through December 31, 1996, the Investment Manager is waiving the management fee and reimbursing expenses to the extent they exceed 1.0% of daily net assets or until such time as the Fund has $50 million of net assets, whichever occurs first.
3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended October 31, 1996 were $10,533,106 and $5,037,941, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $6,946,406 and $493,672, respectively.
Dean Witter Trust Company, an affiliate of the Investment Manager, is the Fund's transfer agent.
4. SHARES OF BENEFICIAL INTEREST
Transactions in shares of beneficial interest were as follows:

                                                                           FOR THE SIX                   FOR THE YEAR
                                                                           MONTHS ENDED                     ENDED
                                                                         OCTOBER 31, 1996               APRIL 30, 1996
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
                                                                           (UNAUDITED)
Sold.............................................................    2,446,625   $   23,300,634     3,883,280   $ 37,471,765
Reinvestment of dividends........................................       86,092          818,871       169,292      1,631,756
                                                                   -----------   --------------   -----------   ------------
                                                                     2,532,717       24,119,505     4,052,572     39,103,521
Repurchased......................................................   (1,384,903)     (13,173,377)   (3,726,543)   (35,855,353)
                                                                   -----------   --------------   -----------   ------------
Net increase.....................................................    1,147,814   $   10,946,128       326,029   $  3,248,168
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

5. FEDERAL INCOME TAX STATUS
At April 30, 1996, the Fund had a net capital loss carryover of approximately $879,000 of which $378,000 will be available through April 30, 2003 and $501,000 will be available through April 30, 2004 to offset future capital gains to the extent provided by regulations. To the extent that this carryover loss is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.
Capital and foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $51,000 during fiscal 1996. As of April 30, 1996, the Fund had temporary book/tax differences primarily attributable to post-October losses and permanent book/tax differences attributable to foreign currency losses.

DEAN WITTER SHORT-TERM BOND FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

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
                                                      FOR THE SIX                                         FOR THE PERIOD
                                                      MONTHS ENDED      FOR THE YEAR     FOR THE YEAR    JANUARY 10, 1994*
                                                    OCTOBER 31, 1996    ENDED APRIL      ENDED APRIL     THROUGH APRIL 30,
                                                      (UNAUDITED)         30, 1996         30, 1995            1994
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
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period..............      $ 9.54            $ 9.46           $9.62              $10.00
                                                         -----             -----           -----             ------

Net investment income.............................        0.29              0.63            0.77               0.21

Net realized and unrealized gain (loss)...........        0.03              0.05           (0.33)             (0.40)
                                                         -----             -----           -----             ------

Total from investment operations..................        0.32              0.68            0.44              (0.19)
                                                         -----             -----           -----             ------

Less dividends and distributions from:
   Net investment income..........................       (0.30)            (0.45)          (0.59)             (0.19)
   Paid-in-capital................................      --                 (0.15)          (0.01)            --
                                                         -----             -----           -----             ------

Total dividends and distributions.................       (0.30)            (0.60)          (0.60)             (0.19)
                                                         -----             -----           -----             ------

Net asset value, end of period....................      $ 9.56            $ 9.54           $9.46              $9.62
                                                         -----             -----           -----             ------
                                                         -----             -----           -----             ------

TOTAL INVESTMENT RETURN+..........................        3.48%(1)          7.33%           4.76%            (2.01)%(1)

RATIOS TO AVERAGE NET ASSETS:

Expenses..........................................        1.00%(2)(3)       0.37%(3)       --   (3)          --    (2)(3)

Net investment income.............................        5.83%(2)(3)       6.54%(3)        7.64%(3)           6.36%(2)(3)

SUPPLEMENTAL DATA:

Net assets, end of period, in thousands...........      $44,206           $33,178          $29,818            $43,403

Portfolio turnover rate...........................          17%(1)            64%             74%                 9%(1)
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 *   Commencement of operations.
 +   Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3)  If the Fund had borne all expenses that were assumed or waived by the
     Investment Manager, the above annualized expense and net investment income ratios for the period ended October 31, 1996, the year ended April 30, 1996 and April 30, 1995 and the period ended April 30, 1994, would have been
     1.36% and 5.47%, 1.29% and 5.61%, 1.08% and 6.56%, and 1.55% and 4.81%,
     respectively.
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                       SEE NOTES TO FINANCIAL STATEMENTS